Business Combination	12 Months Ended
Jun. 30, 2022
Business Combinations [Abstract]
BUSINESS COMBINATION
6.	BUSINESS COMBINATION

In October 2020, Hunan VIE acquired 51% equity interest in each of Chuangyeying Brand Management Co., Ltd. (“CYY”) and Store Master Food Trading Co., Ltd. (“Store Master”) in cash consideration of $376,462 and $681,252, respectively. In addition, the existing shareholders of CYY and Store Master will be rewarded additional incentives if certain performance targets were met. The Company did not accrue contingent consideration for the acquisition as the Company did not expect such perform targets would be met.

Pursuant to the articles of association of these equity investees, the operating and financing activities shall be unanimously approved by the Company and other shareholders, thus the Company does not control the equity investee but exercised significant influence over the equity investee. In accordance with ASC 323 “Investments — Equity Method and Joint Ventures”, the Company accounted for the investments using equity method.

On January 1, 2022, Hunan VIE and other shareholders of CYY and Master Store approved a resolution, pursuant to which shareholders will vote on their shares, and other shareholders of CYY and Master Store will no longer have veto rights. According to ASC 805-30-55-11, Hunan VIE obtained control over both CYY and Master Store, and account for transaction as business combination using acquisition method.

The allocation of the purchase price as of the date of acquisition is summarized as follows:

January 1, 2022
Net assets acquired	963,052
Goodwill	227,683
Foreign exchange adjustment	196,690
$1,387,425

Fair value of noncontrolling interest on acquisition date	$329,711
Total purchase price in cash	1,057,714
$1,387,425

Net assets acquired primarily consisted of the following:

January 1, 2022
Cash	459,792
Inventories	105,638
Other current assets	50,158
Property and equipment, net	802,137
$1,417,725
Less: other current liabilities	(454,673)
$963,052